UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                               February 16, 2005
              --------------------------------------------------
               Date of Report (Date of Earliest Event Reported)

                                  ZiLOG, Inc.
           ---------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                      001-13748              13-3092996
  -----------------------       -----------------------    ------------------
(State or other Jurisdiction     (Commission File No.)      (IRS Employer
    of Incorporation)                                    (Identification No.)

                                532 Race Street
                          San Jose, California 95126
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         (Address of principal executive offices, including zip code)

                                (408) 558-8500
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             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On February 16, 2005, in connection with his appointment as an executive officer of ZiLOG, Inc. (the "Registrant"), Ramesh G. Ramchandani and the Registrant entered into an Indemnification Agreement (the "Agreement") providing Mr. Ramchandani with indemnification rights. Pursuant to the Agreement, the Registrant shall indemnify Mr. Ramchandani if he becomes involved or is threatened to be involved in any investigation, action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was serving as an officer of the Registrant. The Agreement provides for the Registrant to hold harmless and indemnify Mr. Ramchandani to the fullest extent permitted by Delaware law and in accordance with the Registrant's Bylaws, Articles of Incorporation and the Agreement.

The foregoing description of the Agreement does not purport to be a complete statement of the parties' rights and obligations under the Agreement and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Agreement which is filed with this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits

      (c) Exhibits.

          The following exhibit is furnished with this report on Form 8-K:


Exhibit Number          Description
--------------          -----------

     99.1 Indemnification Agreement, dated February 16, 2005, by and between Ramesh G. Ramchandani and ZiLOG, Inc.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZiLOG, INC.


                                   By: /s/ John Rodman
                                       -----------------------------------------
                                       John Rodman
                                       Vice President and Corporate Controller
                                                         Date: February 16, 2005

Exhibit Number          Description
--------------          -----------

     99.1 Indemnification Agreement, dated February 16, 2005, by and between Ramesh G. Ramchandani and ZiLOG, Inc.